Exhibit 10.2

[Certain confidential portion of this exhibit were omitted by means of marking such portion with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material]

鸿福食品 (福建） 有限公司 股东协议书

Shareholder Agreement

Hongfu Food (Fujian) Co., Ltd.

2024 年 5 月 8 日 May 8, 2024

签约地址：中国-福建福清

Signing address: Fuqing, Fujian, China

鸿福食品（福建） 有限公司 股东协议书

Shareholders’ Agreement of Hongfu Food (Fujian) Co., LTD

甲方: 福清市鸿昌食品有限公司(以下称为"甲方"或”鸿昌")

Party A:Fuqing Hongchang Food co., LTD.(hereinafter referred to as "Party A" or "Hongchang")

法定代表人：林增强

Legal representative: Zengqiang Lin

乙方: Party B:

乙方一:福建省鑫德福农产品有限公司(以下称为”鑫德福")

Pparty B I:Fujian xindefu Agricultural products co.,LTD. (hereinafer referred to as "xindefu")

法定代表人：周秀华

Legal representative: Xiuhua Zhou

乙方二: （实际控制人）郑智彬

Party B II:(actual controller) Zhibin Zheng

身份证号码： [*]

Id number: [*]

乙方三: 周秀华

Party B III: Xiuhua Zhou.

身份证号码： [*]

Id number: [*]

本协议中， 乙方一、乙方二、乙方三统称为“ 乙方” ， 甲方、乙方合并称为

“双方”或“各方” ，单独称为“一方”。

1 / 55

In this Agreement, Party B I, Party B II and Party B III are collectively referred to as “Party B”, Party A and Party B are collectively referred to as “the Parties” or “the parties”, and separately referred to as “a party”.

鉴于：Whereas:

1. 甲乙双方各有资源优势， 各方愿意就猪肉分割、肉制品加工和贸易等相关 领域展开互信互利的全面合作。

Each party has its own resource advantages and is willing to carry out comprehensive cooperation with mutual trust and mutual benefit in pork segmentation, meat processing and trade and other related fields

2. 乙方一、乙方二、乙方三一致共同确认，郑智彬为鑫德福的实际控制人， 对鑫德福具有实际、完全的支配和控制权。

根据《中华人民共和国民法典》 《中华人民共和国公司法》及有关法律法规

规定，本着平等互信互利的原则，经各方友好协商签订如下协议，以资共同遵守：

Party B I, Party B II and Party B III jointly confirm that Zheng Zhibin is the actual controller of Xindefu and has actual and complete control over Xindefu. In accordance with the provisions of the Civil Code of the

People’s Republic of China, the Company Law of the People’s Republic of China and relevant laws and regulations, and on the principle of equality, mutual trust and mutual benefit, the parties hereby enter into the following agreement through friendly negotiation for mutual compliance:

2 / 55

第一条 公司基本情况 Article 1 Basic Information of the Company

1.1 公司名称： 鸿福食品（福建） 有限公司（以下简称“ 鸿福公司”或“公 司”）

1.1 Company Name: Hongfu Food (Fujian) Co., LTD. (hereinafter referred to as “Hongfu Company” or the “Company”)

1.2 公司住所： 福建省福清市城头镇元创路 1 号 2 栋 8 层

1.2 Company address: 8th Floor, Building 2, No. 1 Yuanchuang Road, Chengtou Town, Fuqing City, Fujian Province

1.3 组织形式： 有限责任公司

1.3 Organizational form: Limited liability company

1.4 经营范围： 许可项目：食品生产；食品销售；食品可联网销售； 粮食加 工食品生产； 动物 肠衣加工；城市配送运输服务（不含危险货物） ；互 联网域名注册服务; 网络文化经营。（依法 须经批准的项目，经相关部门批准后方可开展经营活动， 具体经营项目以相关部门批准文件或 许可证 件为准）一般项目:食用农产品初加工;农产品的生产、销售、加工、运输、

贮藏及其他相关服务;食用农产品批发;初级农产品收购; 肉制品及副产品 加工（3000 吨/年及以下 的西式肉制品加工项目除外） ;鲜肉批发;鲜肉零 售;鱼糜制品及水产品干腌制加工（冷冻海水鱼 糜生产线除外） ;水产品 批发;水产品零售;外卖递送服务;谷物磨制;非食用植物油加工； 企业咨 询。 （除依法须经批准的项目外，凭营业执照依法自主开展经营活动）。

1.4 Business scope: Licensed items: food production; Food sales; Food can be sold online; Grain processing food production; Animal casing processing; Urban distribution and transportation services (excluding dangerous goods); Internet domain name registration service; Network culture management. (For projects subject to approval according to law, business activities can only be carried out after approval by relevant departments. Specific business projects shall be subject to approval documents or licenses of relevant departments.) General projects: preliminary processing of edible agricultural products; Production, sale, processing, transportation, storage and other related services of agricultural products; Wholesale of edible agricultural products; Acquisition of primary agricultural products; Meat products and by-products processing (except Western-style meat products processing projects of 3000 tons/year or less); Fresh meat wholesale; Fresh meat retail; Dried salting and processing of surimi products and aquatic products (except frozen sea surimi production line); Wholesale of aquatic products; Retail of aquatic products; Takeout delivery services; Grain grinding; Non-edible vegetable oil processing; Corporate consulting. (Except for projects subject to approval according to law, independently carry out business activities according to law with business license).

3 / 55

1.5 主营业务：猪肉切割与销售、肉制品加工与销售、预制菜生产与销售， 以及与之相关的业 务经营。

以上涉及工商登记事项的，在工商登记时如有变更，以最终工商登记为准。

1.5 Main business: pork cutting and sales, processing and sales of meat products, production and sales of prepared dishes, and related business operations. If there is any change during the industrial and commercial registration, the final industrial and commercial registration shall prevail.

第二条 出资额、持股比例

Article 2 Capital contribution and shareholding ratio

2.1 公司注册资本为人民币 5000 万元整，其中：甲方认缴出资额为人民币 2550 万元整，以现金出资，占注册资本的 51%；乙方认缴出资额为人民

币 2450 万元整，以现金出资，占注册资本的 49%，各方至迟应于公司 成立之日起五年内完成注册资本实缴。

2.1 The registered capital of the Company shall be RMB50 million only, of which: the capital contribution subscribed by Party A shall be RMB25.5 million only, which shall be contributed in cash, accounting for 51% of the registered capital; The capital contribution subscribed by Party B shall be RMB 24.5 million only and shall be made in cash, accounting for 49% of the registered capital. Each party shall complete the paid-up of the registered capital within five years from the date of establishment of the Company at the latest.

股东名称 Name of Shareholder	认缴出资额 （万元） Amount of Subscribed Contributon (Ten Thousand yuan)	持股比例（） shareholding Ratioo%)
鸿昌Honchang	2550	51
鑫德福Xindefu	2450	49
合计Total	5000	100

4 / 55

第三条 新设公司事务执行办理

Article 3 Execution and handling of Affairs for newly established companies

3.1 协议各方一致同意由甲方委派人士具体负责办理设立公司的有关手续， 并负责公司设立过 程中的其他具体事务，乙方需全力配合甲方办理新设 公司事宜。

The parties agree that the person appointed by Party A shall be responsible for handling the relevant procedures for the establishment of the company and other specific affairs during the establishment of the company. Party B shall fully cooperate with Party A in handling the matters concerning the establishment of the new company.

3.2 公司开展业务所需要的资质证照，由乙方委派人士具体负责办理。

The qualification certificates required by the company for business development shall be handled by persons appointed by Party B.

3.3 办理设立公司及相关资质证照的相关费用由公司承担。

第四条 先决条件

Article 4 Prerequisites

4.1 本协议项下鸿福公司的设立受制于下列各项先决条件全部完成或者豁 免 （如适用）：

The establishment of Hongfu Company under this Agreement is subject to the full completion or waiver (if applicable) of the following conditions precedent:

4.1.1 乙方在鸿昌对鑫德福的尽职调查过程中披露的信息在所有重大 方面均真实、准确、无误 导且无遗漏；

The information disclosed by Party B in the course of Hongchang’s due diligence on Xindefu is true, accurate, not misleading and without omission in all material respects;

4.1.2 鑫德福主营业务未发生改变， 鑫德福及其子公司、关联方均不再 开展鸿福公司拟开展的 业务，并签署了书面同意函（见附件 1）；

The main business of Xindefu has not been changed. Xindefu and its subsidiaries and related parties will no longer carry out the business planned by Hongfu Company and have signed a written consent letter (see Appendix 1);

5 / 55

4.1.3 鑫德福、鑫德福唯一股东周秀华、鑫德福实际控制人郑智彬承诺 并保证且签署了书面确 认函（见附件 1）， 鑫德福除本协议另有约 定，停止其原所有业务，并由鸿福公司承接， 乙方 保证原供应商、 客户同意与鸿福公司签订新的业务合同；

Xindefu, Zhou Xiuhua(the sole shareholder of Xindefu)and Zheng Zhibin, the actual controller of Xindefu, promise and guarantee and sign written confirmation letters (see Appendix 1). Unless otherwise agreed herein, Xindefu shall stop all its original business and be undertaken by Hongfu Company. Party B warrants that the original suppliers and customers agree to sign new business contracts with Hongfu Company;

4.1.4 确保核心员工（见附件 2）同意加入公司，并签署书面不竞争承 诺函（见附件3）；

Ensure that core employees (see Appendix 2) agree to join the Company and sign a written non- competition commitment letter (see Appendix 3);

4.1.5 各方均已取得成立公司的内部有权批准；

Each party has obtained the internal authorized approval for the establishment of the Company;

4.1.6 乙方确保并保证鑫德福所有并经甲方盘点确认的用于投入合作 固定资产（见附件 4）拥有 合法且无瑕疵的所有权，乙方确保原登 记在个人名下车辆过户至鑫德福名下；

Party B shall ensure and guarantee that all the fixed assets (see Appendix 4) used for investment in cooperation by Xindefu and confirmed by Party A’s inventory have legal and faultless ownership, and Party B shall ensure that the vehicles originally registered in personal names are transferred to Xindefu’s name;

4.1.7 鑫德福同意并签署了其名下拥有的知识产权（清单见附件 5）免 费独家授权鸿福公司使 用，并于本协议的约定的无偿转让至鸿福公 司（见附件6）。

Xinfu has agreed and signed that the intellectual property rights owned by Xinfu (see Appendix 5 for the list) are exclusively licensed to Hongfu Company for free, and transferred to Hongfu Company free of charge as agreed in this Agreement (see Appendix 6).

6 / 55

4.2 上述各项先决条件需经鸿昌审查并获得鸿昌书面认可或经鸿昌豁免后 方视为完成。各项先决条件全部完成后， 安排设立鸿福公司。如本协议 签署日起 20 日或本协议各方以书面一致同意的较迟日期（以下简称“ 最 终截止日” ）内各项先决条件仍未全部完成或被鸿昌书面豁免的，则终止 本协议。

Each of the above conditions precedent shall be deemed to be completed only after being reviewed and approved in writing by Hongchang or waived by Hongchang. Arrangements for the establishment of Hung Fu Company upon the completion of all conditions precedent. This Agreement shall be terminated if all conditions precedent are not fully completed or waived in writing by Hongchang within 20 days from the signing date of this Agreement or the later date agreed by the parties hereto in writing (hereinafter referred to as the “Final Closing Date”).

第五条 合作期限 Article 5 Term of cooperation

5.1 除鸿昌根据本协议约定单方终止合作的情形外， 鸿福公司经营期限为无 限存续。本次投资合 作设定过渡期六个月， 自鸿福公司成立之日起计算， 双方协商一致可顺延，具体情况由双方另行 确认。

Except for the case that Hongchang unilaterally terminates the cooperation as agreed herein, the operation term of Hongfu Company shall be unlimited.This investment cooperation sets a transition period of six months, calculated from the date of establishment of Hongfu Company. It can be extended upon mutual agreement of both parties. The specific details will be confirmed separately by both parties.

5.2 过渡期内，乙方需履行如下义务：

During the transition period, Party B shall perform the following obligations:

5.2.1 确保办理鸿福公司企业经营必需的各类行政许可的全部资质证 照， 甲方及鸿福公司予以配 合， 资质证照包含但不限于食品生产许 可证、食品经营许可证、排污登记证。

Ensure that Party A and Hongfu Company cooperate in obtaining all the qualification certificates of all kinds of administrative licenses necessary for business operation of Hongfu Company, including but not limited to food production license, food business license and sewage discharge registration certificate.

7 / 55

5.2.2 乙方承诺与保证鸿福公司在过渡期内鸿福公司猪肉切割类及深 加工类业务（不包含未经切 割猪肉的贸易业务） 营业收入不低于人 民币 12,000 万元，且扣除非经常性损益税后净利润率不 低于5%或 净利润不低于人民币 600 万元。

Party B undertakes and warrants that the operating income of Hongfu’s pork cutting and deep processing business (excluding the trade business of uncut pork) shall not be less than RMB 120 million yuan, and the net profit margin after deducting non-recurring gains and losses shall not be less than 5% or the net profit shall not be less than RMB 6 million yuan during the transition period.

未免歧义，第 5.2.2 条约定的业绩，除董事会一致通过决议外，仅指鸿 福公司成立以后且以鸿福公司名义签订合同的业务， 不包括乙方原有签 署合同和业务。

To avoid ambiguity, the performance stipulated in Article 5.2.2, except for resolutions unanimously passed by the board of directors, only refers to the business contracted in the name of Hongfu Company after its establishment, and does not include the contracts and business originally signed by Party B.

5.3 过渡期内，在鸿福公司未获得业务经营所需的资质证照前，鸿福公司生 产切割业务委托鑫德 福完成，鑫德福只能接受鸿福公司委托加工业务， 未经甲方及鸿福公司书面同意，不得从事与合 作无关的生产经营活动。

During the transition period, before Hongfu Company obtains the required qualification certificate for business operation, Hongfu Company entrusts Xindefu to complete the production and cutting business. Xindefu can only accept the processing business entrusted by Hongfu Company, and shall not engage in production and operation activities unrelated to cooperation without written consent of Party A and Hongfu Company.

5.4 过渡期内，鑫德福与行政管理人员终止劳动合同，并且与鸿福公司重新 建立劳动关系且重新 签订劳动合同。

During the transition period, Xindefu shall terminate the labor contract with the administrative personnel, and re-establish the labor relationship and sign the labor contract with Hongfu Company.

5.5 过渡期结束之日起 10 日内，鸿福公司财务报表经甲方确认或经甲方认 可的会计师事务所进 行审定或确认。

Within 10 days after the end of the transition period, the financial statements of Hongfu Company shall be confirmed by Party A or examined or confirmed by an accounting firm recognized by Party A.

8 / 55

5.6 过渡期结束，如乙方未能完成第 5.2 条约定义务， 甲方有权选择终止合 作。 甲方终止合作 的， 公司应在甲方向乙方、公司发出终止合作通知之 日起 45 日内向甲方偿还流动资金借款，并按照年化利率 10%计算利息， 乙方对此承担连带责任。 如乙方存在违约的，应赔偿甲方损失。

At the end of the transition period, if Party B fails to fulfill the obligations stipulated in Article 5.2, Party A shall have the right to terminate the cooperation. If Party A terminates the cooperation, the Company shall repay the working capital loan to Party A within 45 days from the date when Party A gives the notice of termination to Party B and the Company, and the interest shall be calculated at an annualized rate of 10%, for which Party B shall be jointly and several-liability. If Party B breaches the contract, it shall compensate Party A for the losses.

5.7 如过渡期后，各方决定继续合作的，过渡期产生的利润，除甲方豁免，应优先偿还甲方提供的流动资金贷款。

If the parties decide to continue the cooperation after the transition period, the profits generated during the transition period, except for the exemption of Party A, shall have priority in repaying the working capital loan provided by Party A.

第六条 合作条件

Article 6 Cooperation Conditions

6.1 流动资金支持 Working Capital Support

经各方一致确认，鸿福公司需流动资金人民币 3,600 万元，由鸿昌或其 指定人士、鑫德福以无息贷款方式向鸿福公司提供货币资金支持。

It is unanimously confirmed by all parties that Hongfu Company needs working capital of RMB 36 million yuan, and Hongchang or its designees and Xindefu will provide monetary financial support to Hongfu Company in the form of interest-free loans.

6.1.1 鸿昌或其指定人士提供人民币 2,880 万元流动资金支持，其中， 第一期人民币 500 万元 于鸿福公司成立之日起一个月内提供； 第二 期人民币 2,380 万元视经营情况于鸿福公司成立之 日起三个月内提 供。

Hongchang (or its designated party) shall provide working capital support of RMB 28.8 million, of which:

The first tranche of RMB 5 million shall be provided within one month after the establishment of Hongfu Company;

The second tranche of RMB 23.8 million shall be provided within three months after the establishment of Hongfu Company, subject to operational conditions.

9 / 55

6.1.2 鑫德福提供人民币720 万元流动资金支持， 于鸿福公司成立之日 起一个月内提供。

Xindefu shall provide working capital support of RMB 7.2 million, which shall be provided within one month after the establishment of Hongfu Company.

6.1.3 后期根据公司经营运行的实际情况， 如公司需要增加经营资金的， 按届时持股比例提供 流动资金贷款支持或按持股比例增资， 或各方 届时另行约定。

If additional operating funds are required in the future based on the actual operational needs of the company, the parties shall provide further working capital loans or capital increases in proportion to their respective shareholdings at that time, or as otherwise agreed by the parties.

6.2 固定资产 Fixed Assets

鑫德福向鸿福公司无偿提供其现有的生产设备、行政设备、物流配送车 辆等设备设施使用，乙方提供固定资产明细表（见附件 4），并经甲方 确认及登记造册。

Xindefu shall provide Hongfu Company with the free use of its existing production equipment, administrative equipment, logistics vehicles, and other facilities. Party B shall provide a detailed list of fixed assets (see Appendix 4), which shall be confirmed and recorded by Party A.

6.3 无形资产 Intangible Assets

6.3.1 鑫德福向鸿福公司免费提供其现有非专利技术、管理能力、市场 资源整合等无形资产， 乙方负责无形资产的登记造册， 并经甲方确 认。

Xindefu shall provide Hongfu Company with the free use of its existing non-patented technologies, management capabilities, market resources, and other intangible assets Party B shall be responsible for registering and recording such intangible assets, subject to confirmation by Party A.

6.3.2 商号、注册商标等知识产权（见附件 5），由鑫德福免费独家授 权鸿福公司使用， 鸿福 公司成立之日起 2 年后未终止合作的， 届时 鑫德福名下所有的知识产权应无偿转让至鸿福公 司； 如公司成立之 日起 2 年内终止合作的，则授权期限至合作终止之日。

Intellectual property rights, including trade names and registered trademarks (see Appendix 5), shall be exclusively licensed to Hongfu Company by Xindefu free of charge. If the cooperation is not terminated within two years after the establishment of Hongfu Company, all intellectual property rights under Xindefu’s name shall be transferred to Hongfu Company without compensation. If the cooperation is terminated within two years of the company’s establishment, the license shall remain valid until the date of termination.

10 / 55

6.3.3 鸿福公司成立后， 均以鸿福公司名义申请新的知识产权并完全归 鸿福公司所有，鑫德福 及其子公司均不得再申请与其原有商标相类 似或与鸿福公司业务经营有关的商标及其他知识产 权。

After the establishment of Hongfu Company, all new intellectual property rights shall be applied for in the name of Hongfu Company and shall be wholly owned by Hongfu Company. Xindefu and its subsidiaries shall not apply for any trademarks or other intellectual property rights that are similar to their original trademarks or related to the business operations of Hongfu Company.

6.4 人员 Personnel

乙方确保鑫德福核心人员（名单见附件 2）与鑫德福终止劳动合同，并 与鸿福公司重新建立劳动关系并重新签署劳动合同， 人员薪酬由鸿福公 司董事会决议；其他人员视生产经营情况按定岗、定员、定责原则由鸿 福公司董事会决议。

Party B shall ensure that the core personnel of Xindefu (see Appendix 2 for the list) terminate their employment contracts with Xindefu and enter into new labor contracts with Hongfu Company. The remuneration of such personnel shall be determined by the board of directors of Hongfu Company. For other personnel, the board of directors of Hongfu Company shall decide on their employment based on operational needs, following the principles of position allocation, staffing quotas, and responsibility assignment.

6.5 新建车间厂房 Construction of New Workshops and Facilities

经双方协商一致需要扩大生产新建车间厂房的， 则入驻鸿昌食品产业园 内， 场地租赁费按产业园市场价租金进行计付，由鸿福公司承担。若仍 需要继续使用鑫德福原生产车间、厂房等设备， 鑫德福仍需无偿提供使 用。

If both parties agree to expand production by constructing new workshops and facilities, such construction shall take place within Hongchang Food Industrial Park. The rental fee for the site shall be calculated at the market rate of the industrial park and borne by Hongfu Company. If the continued use of Xindefu’s original production workshops, facilities, or other equipment is required, Xindefu shall continue to provide them free of charge.

11 / 55

6.6 鑫德福租赁房产 Leased Property of Xindefu

截至本协议签署之日，鑫德福名下租赁厂房房产一处（见附件 7），由 鸿福公司承租。

As of the date of this agreement, Xindefu leases one factory property (see Appendix 7), which shall be subleased to Hongfu Company.

6.7 协议各方均应积极配合发挥、整合、引进各自的专业特长、技术能力、社会资源等要素，促进公司的良性发展。

All parties hereto shall actively collaborate by fully utilizing, integrating, and introducing their respective professional expertise, technical competencies, and social resources to facilitate the sustainable and sound development of the Company.

第七条 公司治理

Article 7 Corporate Governance

7.1 股东会 Shareholders ’ Meeting

7.1.1 公司设股东会，股东会召开的程序、表决等由公司章程规定。

The Company shall establish a Shareholders ’ Meeting. The procedures for convening and voting at the Shareholders ’ Meeting shall be stipulated in the Company ’s Articles of Association.

7.1.2 除届时适用法律规定必须由股东决议的事项， 其余事项均由董事会 决议。

Except for matters that must be resolved by the shareholders under applicable laws at the time, all other matters shall be decided by the Board of Directors.

7.2 董事会 Board of Directors

7.2.1 公司设立董事会， 董事会由 5 人组成。

The Company shall establish a Board of Directors, which shall consist of five (5) members.

7.2.2 董事 Directors

（1） 鸿昌有权委派 3 名董事，鑫德福有权委派 2 名董事。

Hongchang shall have the right to appoint three directors, and Xindefu shall have the right to appoint two directors.

（2） 董事任期 3 年， 除非相关董事已提出辞呈， 董事任期届满后自动 连任，每次连任任期不得超过 3 年。

The term of office for directors shall be three years. Unless a director has submitted a resignation, they shall automatically be reappointed upon expiry of their term, with each reappointment term not exceeding three years.

12 / 55

（3） 董事成员除在鸿福公司另有任职的除外， 不在鸿福公司领取薪酬。

Directors shall not receive remuneration from Hongfu Company, unless they hold another position within the Company.

7.2.3 董事长 Chairman of the Board

（1） 董事会设董事长一名， 任期 3 年， 由鸿昌从其委派的董事中选任 一名董事担任董事长。

The Board of Directors shall have one Chairman, with a term of three years, who shall be appointed by Hongchang from among its nominated directors.

（2） 董事长任公司法定代表人。

The Chairman shall serve as the legal representative of the Company.

（3） 董事长拥有与任何其他董事相同的投票表决权。

The Chairman shall have the same voting rights as any other director.

（4） 董事长应主持其出席的所有董事会会议。董事长可以授权其他董 事主持董事会会议。

The Chairman shall preside over all Board meetings they attend. The Chairman may authorize another director to chair Board meetings.

7.2.4 董事会职权 Authority of the Board of Directors

除了适用法律明确规定必须由股东会作出决议的事项以外，董事会 决定公司的一切重大事项。

Except for matters expressly required by applicable law to be resolved by the Shareholders ’ Meeting, the Board of Directors shall decide all major matters of the Company.

13 / 55

7.2.5 董事会会议 Board Meetings

（1） 董事会会议应按照相关适用法律与公司章程的规定召集。

Board meetings shall be convened in accordance with applicable laws and the Company’s Articles of Association.

（2） 任何董事会会议的法定人数均应包括至少超过半数的董事。

A quorum for any Board meeting shall require the attendance of at least a majority of the directors.

（3） 在董事会会议上， 每一董事享有一票表决权。在适用法律许可的 范围内，任何董事均可授权另一董事参加董事会会议并代表该董事 表决。任何董事均可提出议案在董事会会议上进行表决， 但董事会 不得就任何未在该次会议议程中载明的任何事项做出决议。

Each director shall have one vote at Board meetings. To the extent permitted by law, any director may authorize another director to attend and vote on their behalf. Any director may propose a resolution for voting, but the Board shall not adopt any resolution on matters not included in the meeting agenda.

7.2.6 董事会批准 Board Approvals

董事会的任何决议均应由参加董事会超过半数的董事投赞成票方可 通过。 以下事项，必须提交董事会讨论并作出决议：

Any resolution of the Board of Directors shall require approval by a majority vote of the directors present. The following matters must be submitted to the Board for discussion and resolution:

（1） 审议批准公司的年度经营计划， 审议批准、修改公司的年度财务 预算、决算方案；

Review and approval of the Company’s annual business plan, annual financial budget, and final accounts

（2） 审议总经理提交的各种拟定方案；

Deliberation of various proposed plans submitted by the Company’s Chief Executive Officer (CEO);

（3） 聘任或解聘公司总经理；

Appointment or removal of the Company’s CEO;

（4） 终止进行或者开展任何公司从事的主要业务或改变其现有的任 何业务行为；

Termination or modification of any principal business activities conducted by the Company;

（5） 增加或者减少公司董事会成员人数；

Increase or decrease in the number of Board members;

（6） 任何对外投资（包括子公司的对外投资）、合资、合作等；

Any external investments (including those made by subsidiaries), joint ventures, cooperative agreements, or similar transactions.

14 / 55

（7） 任何对外提供借款；

Any extension of loans to external parties;

（8） 公司任何的借贷、担保、债务偿还，或任何在公司和/或其任何下 属公司的全部或部分业务、资产或权利上设定抵押、留置权或质押 及其他任何的权利限制；

Any borrowing, guarantee, debt repayment, or the creation of mortgages, liens, pledges or any other encumbrances on all or part of the business, assets or rights of the Company and/or any of its subsidiaries

（9） 变更公司名称；

Change of the Company’s name;

（10） 制定或修改公司《公司章程》；

Adoption of or amendments to the Company’s Articles of Association;

（11） 出售或购买任何价值超过人民币 10 万元的资产；

Sale or purchase of any assets valued at more than RMB 100,000;

（12） 制定公司分立，或与第三方进行合并的方案；

Formulation of plans for the Company’s division or merger with any third party;

（13） 与公司董事、高级管理人员及其关联方发生的（与关联自然人 单笔超过人民币 10 万元，与关联法人单笔超过人民币 30 万元）关 联交易；

Any connected transactions with directors, senior management or their affiliates (exceeding RMB 100,000 per transaction with connected individuals or RMB 300,000 per transaction with connected entities);

（14） 聘用乙方的亲属或其他关联人；

Employment of relatives or other connected persons of Party B;

（15） 制定增发新股及债券的方案；

Formulation of plans for new share issues or bond offerings;

（16） 宣派任何股息或任何利润分配方案；

Declaration of any dividends or profit distribution plans;

（17） 提起或和解金额超过人民币 20 万元或等值货币的任何重大诉 讼或仲裁（公司发起诉讼的除外）；

Initiation or settlement of any material litigation or arbitration involving amounts exceeding RMB 200,000 or equivalent (excluding litigation initiated by the Company);

15 / 55

（18） 其他董事会认为需要审议的事项。

Any other matters deemed by the Board to require deliberation.

7.3 监事 Supervisor

公司不设监事会，设一名监事，由甲方提名。

The Company shall not establish a Board of Supervisors, but shall have one (1) Supervisor nominated by Party A.

7.4 经营管理层

7.4.1 总经理 Management

公司设一名总经理， 由董事会选举产生。公司成立之日起， 总经理 由郑智彬担任，任期三年。总经理向董事会负责，行使以下职权：

The Company shall have one (1) Chief Executive Officer (CEO), who shall be appointed by the Board of Directors. From the date of the Company’s establishment, Zheng Zhibin shall serve as the CEO for a term of three years. The CEO shall report to the Board of Directors and exercise the following authorities:

（1） 主持公司的日常经营管理工作，并向董事会报告工作；

Oversee the Company’s day-to-day operations and management, and report to the Board of Directors;

（2） 对外开展、洽谈业务，进行合同谈判；

Conduct external business development, negotiations, and contract discussions;

（3） 催收应收货款；

Manage the collection of accounts receivable;

（4） 拟订公司内部管理机构设置方案，提交董事会表决；

Formulate proposals for the Company’s internal organizational structure and submit them to the Board of Directors for approval;

（5） 拟订公司的基本管理制度，提交董事会表决；

Draft the Company’s fundamental management policies and submit them to the Board of Directors for approval;

（6） 聘任或解聘除应由董事会聘任或解聘以外的人员

Appoint or dismiss personnel, except for those whose appointment or dismissal falls under the authority of the Board of Directors.

16 / 55

（7） 拟订公司职工的工资、福利、奖惩， 提交董事会表决；

Prepare proposals regarding employee compensation, benefits, and reward/discipline systems for Board approval;

（8） 公司董事会授予的其他职权。

Exercise other authorities delegated by the Board of Directors.

7.4.2 副总经理 Deputy CEOs

副总经理两名， 由董事会任命， 其中由甲方指派一名， 全面对接和 监管公司财务、采购、业务、仓管、 劳动用工等；乙方指派一名，根据公司实际需要分工。

The Company shall have two (2) Deputy CEOs appointed by the Board of Directors:

One nominated by Party A, responsible for overseeing finance, procurement, business operations, warehouse management, and labor relations;One nominated by Party B, with responsibilities assigned according to operational needs.

7.4.3 财务 Finance

财务负责人由甲方指派，董事会任命。财务负责人负责组建公司财 务团队、保管公司公章等，乙方委派一名财务人员。

The financial officer shall be responsible for setting up the company’s financial team and keeping the company’s official seal, etc. Party B shall appoint a financial officer.

7.4.4 业务

（1） 甲、乙双方均委派业务人员，共同对外开拓业务、洽谈合同；

Both parties appoint business personnel to jointly develop business and negotiate contracts;

（2） 反商业贿赂。各方均需恪守法律和诚信原则， 均不得向业务交易 对方或对方经办人或其他相关人员索要、收受、提供、给予合同约 定外的任何利益，包括但不限于现金、购物卡、实物、有价证券、旅游或其他非物质性利益等， 但如该等利益属于行业惯例或通常做 法，则须在交易合同中明示。

Anti-commercial bribery. Each party shall abide by the law and the principle of good faith, and shall not ask, accept, provide or give any benefits other than those agreed in the contract to the other party or the manager of the other party or other relevant personnel, including but not limited to cash, gift cards, physical goods, securities, travel or other non-material benefits, provided that such benefits are industry practices or common practices, It must be stated in the transaction contract.

17 / 55

7.4.5 仓管 Warehouse Management 甲乙双方各指派一人。

Each Party shall assign one warehouse management personnel.

第八条 财务、会计与审计

Article 8 Finance, Accounting and Audit

8.1 公司财务团队由鸿昌委派人士负责，并组建财务团队。

The Company’s finance team shall be headed by a personnel designated by Hongchang, who will establish the financial team.

8.2 公司应保留账簿并对其分别进行的与业务有关的所有交往和交易作出真实和完整的记录。

The Company shall maintain complete and accurate accounting records of all business transactions in accordance with applicable standards.

8.3 公司应不迟于相关会计基准期间结束之后 1 个月内按美国上市公司会 计准则编制有关每个 财务年度的财务报表。

The Company shall prepare annual financial statements in compliance with U.S. GAAP within one month after the end of each fiscal year.

8.4 在每个月结束之后20 个工作 日，公司应向其董事会提交月度未经审计 的财务报表。

Within twenty working days after each month-end, the Company shall submit unaudited monthly financial statements to its Board of Directors.

8.5 鑫德福、郑智彬在此共同且连带承诺并保证， 总经理郑智彬负责公司应 收货款催收（货款 账期最长不超过 45 天） ，除非受甲方豁免或不可抗力 因素影响，应收货款超过 45 天未收回 的， 鑫德福、郑智彬以现金补足，鑫德福、郑智彬共同且连带提供保证担保，甲方、公司均有权向鑫德福、 郑智彬主张并追偿。

Xindefu and Zheng Zhibin hereby jointly and severally undertake and guarantee that CEO Zheng Zhibin shall be responsible for accounts receivable collection (with payment terms not exceeding 45 days). If receivables remain unpaid after 45 days (unless exempted by Party A or due to force majeure), Xindefu and Zheng Zhibin shall compensate the shortfall in cash. This joint and several guarantee entitles both Party A and the Company to claim compensation from Xindefu and Zheng Zhibin.

18 / 55

第九条 业绩承诺与补偿

Article 9 Performance Commitment and Compensation

9.1 承诺业绩 Performance Targets

9.1.1 乙方在此共同且连带承诺， 公司每年度经甲方指定的会计师事务 所按照美国上市公司会 计准则审定的业绩应达到：

Party B jointly and severally commits that the Company’s annual performance, as audited by Party A’s designated accounting firm under U.S. GAAP, shall achieve:

（1） 2024 年度， 自公司成立之日次月起计算，至 2024 年 12 月 31 日营业收入不低于 2,000 万元乘以实际月份数之金额， 扣除非 经常性损益税后净利润率不低于5%或净利润不低于人民币 100 万元乘以实际月份数之金额。

In 2024, calculated from the month following the date of establishment of the company, the operating income shall not be less than 20 million yuan multiplied by the actual number of months, and the net profit margin after tax after deducting non-recurring gains and losses shall not be less than 5% or the net profit shall not be less than 1 million yuan multiplied by the actual number of months until December 31, 2024.

（2） 2025 年度，营业收入每年度不低于人民币 24,000 万元且， 扣除非经常性损益税后净利润率不低于5%且净利润不低于人 民币 1,200 万元。

In 2025, the operating revenue shall not be less than RMB 24 million yuan each year, and the net profit margin after tax excluding non-recurring gains and losses shall not be less than 5% and the net profit shall not be less than RMB 12 million yuan.

（3） 2026 年度及其后， 业绩承诺与奖励各方另行协商，但承诺业 绩条件不得低于 2025 年度承诺业绩条件。

In 2026 and after, the performance commitment and reward parties shall negotiate separately, provided that the performance commitment conditions shall not be lower than the performance commitment conditions in 2025.

19 / 55

9.1.2 未免歧义，前述业绩业务仅指猪肉切割及深加工业务，不包含未 经切割的贸易业务，董 事会决议通过的除外。

For ambiguity, the aforementioned performance business only refers to pork cutting and deep processing business, excluding uncut trading business, except as approved by the resolution of the Board of Directors.

9.1.3 各方一致确认，经董事会一致确认的公司因战略合作需要的业务 订单，不计入前述承诺 业绩。

All parties unanimously confirm that the business orders of the Company required for strategic cooperation unanimously confirmed by the board of Directors shall not be included in the performance of the aforementioned commitment.

9.2 奖励与补偿 Rewards and Compensation

9.2.1 各方一致同意，如公司实现前述承诺业绩， 按本协议第十一条的 约定分配利润。

The parties agree that if the Company achieves the aforementioned performance, the profits shall be distributed according to Article 11 of this Agreement.

9.2.2 鑫德福、郑智彬在此共同且连带承诺与保证， 如公司未能实现业绩，则：

Xindefu and Zheng Zhibin hereby jointly and severally undertake and guarantee that if the Company fails to achieve performance, then:

（1） 鑫德福、郑智彬共同且连带责任，在公司经审计之日起一个 月内，向甲方支付按其提供流动资金金额的年化利率 10%计算 补偿金；

Xin Defu and Zheng Zhibin shall, with joint and several liability, pay Party A compensation calculated at the annual interest rate of 10% of the amount of working capital provided by the Company within one month from the date of audit;

20 / 55

（2） 除甲方豁免外，如实际业绩未达承诺业绩数的 80% ，则甲方 有权终止合作；如实际业绩未达承诺业绩数但超过承诺业绩数 的 80% ，则甲方可选择继续合作，如延期一年后仍未实现业绩 承诺，则甲方有权终止合作； 甲方终止合作的，公司应在甲方 向乙方、公司发出终止合作通知之日起 45 日内向甲方偿还流动 资金借款，并按照年化利率 10%计算利息，乙方对此承担连带 责任。

Unless exempted by Party A, if the actual performance does not reach 80% of the promised performance, Party A has the right to terminate the cooperation; If the actual performance fails to reach the promised performance amount but exceeds 80% of the promised performance amount, Party A may choose to continue the cooperation. If the performance commitment is still not achieved after one year’s extension, Party A shall have the right to terminate the cooperation; If Party A terminates the cooperation, the Company shall repay the working capital loan to Party A within 45 days from the date when Party A gives the notice of termination to Party B and the Company, and the interest shall be calculated at an annualized rate of 10%, for which Party B shall be jointly and several-liability.

第十条 竞业禁止

Article 10 Non-competition

10.1 全职服务 Full-time Service

乙方在此共同且连带承诺并保证， 承诺方将会为公司投入其全部工作时 间和精力，并将会尽其最大努力发展公司的业务并维护公司的利益。承 诺方在此进一步承诺并保证， 在其直接或者间接地拥有公司业务相竞争的公司股权或在公 司任职期间， 未经甲方、鸿福公司事先书面同意，不会在中国以自身名 义或代理身份，直接或者间接地：

Party B hereby jointly and severally undertakes and warrants that Party A will devote all its working time and energy to the Company and will use its best efforts to develop the Company’s business and safeguard the Company’s interests. The promisee hereby further undertakes and warrants that, without the prior written consent of Party A and Hongfu, it will not, directly or indirectly, in its own name or as an agent in China:

21 / 55

10.1.1 受雇于任何存在竞争关系或者上下游业务关系的实体（包括但不 限于作为实体的董事、高 级管理人员）；

Employed by any entity (including but not limited to directors and senior managers of the entity) that has a competitive relationship or upstream or downstream business relationship;

10.1.2 向任何存在竞争关系或者上下游业务关系的实体进行任何形式 的投资（包括但不限于，成 为该实体的所有人、股东、实际控制人 或以其他方式拥有其权益），或成立与公司存在竞争关 系、上下游 业务关系的任何公司或其他商业组织；

Make any form of investment in any entity that competes with or has upstream and downstream business relationships (including but not limited to, becoming the owner, shareholder, actual controller or otherwise having an interest in such entity), or establish any company or other commercial organization that competes with or has upstream and downstream business relationships with the Company;

10.1.3 与任何实体进行与公司主营业务相关的、损害公司利益的任何业 务往来（包括但不限于成 为该实体的业务代理、供应商或分销商）；

Conduct any business transactions with any entity related to the main business of the Company and detrimental to the interests of the Company (including but not limited to becoming a business agent, supplier or distributor of such entity);

10.1.4 为任何实体提供与业务相关的任何形式的咨询或意见；

Provide any form of consultation or advice to any entity in connection with its business;

10.1.5 签署任何可能限制或损害公司从事其现有业务的协议、做出任何 类似承诺或采取其他任何 类似安排；

Enter into any agreement, make any similar undertaking or adopt any other similar arrangement which may restrict or impair the Company from engaging in its existing business;

22 / 55

10.1.6 为除公司之外的任何实体的利益而从公司的客户、代理、供应商 及/或独立承包商中招揽业 务， 或唆使公司的客户、代理、供应商及 /或独立承包商终止与公司的合作。

Solicit business from the Company’s customers, agents, suppliers and/or independent contractors for the benefit of any entity other than the Company, or instigation the Company’s customers, agents, suppliers and/or independent contractors to terminate their cooperation with the Company.

10.2 不竞争 Non-competition

承诺方在此均共同且连带地承诺并保证，在其直接或者间接地拥有公司业务相竞争的 公司股权或在公司任职期间， 以及在其不再直接或者间接地拥有公司业务相竞争的公 司股权或不再在公司任职后的二十四（24）个月内， 承诺人及其直接或 者间接控制的公司业务相竞争的实体， 除通过公司之外， 未经甲方、鸿福公司事先书 面同意，不会在中国以自身名义或代理身份，直接或者间接地：

The promisee hereby jointly and severallyundertakes and warrants that, during the period when it directly or indirectly owns the equity of the Company in competition with the Company’s business or holds office in the Company, and within twenty-four (24) months after it ceases to directly or indirectly own the equity of the Company in competition with the Company’s business or holds office in the Company, Except through the Company, the promisee and the entities directly or indirectly controlled by the Company shall not, without the prior written consent of Party A and Hongfu Company, directly or indirectly:

10.2.1 受雇于任何竞争者（包括但不限于作为竞争者的董事、高级管理 人员）；

Employed by any competitor (including but not limited to directors and senior management as competitors);

10.2.2 向任何竞争者进行任何形式的投资（包括但不限于， 成为该竞争者的所有人、股东、实际 控制人或以其他方式拥有其权益），或成 立与公司存在竞争关系的任何公司或其他商业组织；

Make any form of investment in any competitor (including, but not limited to, becoming the owner, shareholder, de facto controller or otherwise having an interest in such competitor), or establish any company or other business organization in competition with the Company;

10.2.3 与任何竞争者进行与公司主营业务相关的、损害公司利益的任何 业务往来（包括但不限于 成为该竞争者的业务代理、供应商或分销 商）；

Conduct any business transaction with any competitor related to the main business of the Company and detrimental to the interests of the Company (including but not limited to becoming the business agent, supplier or distributor of such competitor);

10.2.4 为任何竞争者提供与业务相关的任何形式的咨询或意见；

Provide any form of consultation or advice to any competitor in connection with the business;

10.2.5 签署任何可能限制或损害公司从事其现有业务的协议、做出任何 类似承诺或采取其他任何 类似安排；

Enter into any agreement, make any similar undertaking or adopt any other similar arrangement which may restrict or impair the Company from engaging in its existing business;

23 / 55

10.2.6 为任何竞争者的利益而从公司的客户、代理、供应商及/或独立承 包商中招揽业务， 或唆 使公司的客户、代理、供应商及/或独立承包 商终止与公司的合作。

Solicit business from the Company’s customers, agents, suppliers and/or independent contractors for the benefit of any competitor, or instigation the Company’s customers, agents, suppliers and/or independent contractors to terminate their cooperation with the Company.

10.3 不招揽 No solicitation

承诺方在此均进一步承诺并保证， 在其直接或者间接地拥有公司业务相竞争的公司股 权或在公司任职期间， 以及在其不再直接或者间接地拥有公司业务相竞争的公司股权 且不再在公司任职后的十二（12）个月内， 承诺方及其直接或者间接控 制的公司业务相竞争的实体，不得促使、寻求、诱使或者鼓励公司的任何员工离职，或者雇用、聘用该等个人，或者促使、寻求或者鼓励公司任何现有的或 者潜在的客户、消费者、供应商、被许可人或者许可人或者与公司有任 何商业关系的人员终止或者修改该等业务关系，损害公司利益。

The Promising Party hereby further undertakes and warrants that, during the period when it directly or indirectly owns the equity of the Company in competition with the Company’s business or holds office in the Company, and within twelve (12) months after it ceases to directly or indirectly own the equity of the Company in competition with the Company’s business and ceases to hold office in the Company, The promisee and any entity directly or indirectly controlled by the Company that competes with the business of the Company shall not cause, seek, induce or encourage any employee of the Company to leave the company, or hire or engage such individual, or cause, seek or encourage any existing or potential customers, consumers, suppliers, licensees or licensors of the Company or persons having any business relationship with the Company to terminate or modify such business relationship to the detriment of the interests of the Company.

10.4 承诺方在此进一步承诺与保证， 其不得利用任何关联方或者其他任何直 接或间接控制的实体从事与公司竞争的业务损害公司利益。

The promisee hereby further undertakes and warrants that it shall not damage the interests of the Company by using any affiliated party or any other entity directly or indirectly controlled by the Company to engage in business in competition with the Company.

24 / 55

第十一条 利润分配及亏损负担

Article 11 Profit Distribution and Loss Burden

11.1 双方一致同意， 在考虑公司现金流、经营状况等情况后，由董事会决议 是否进行利润分配及 利润分配的具体事宜。

Both parties agree that after considering the Company’s cash flow, operating conditions and other circumstances, the Board of Directors shall decide whether to make profit distribution and the specific matters of profit distribution.

11.2 如公司盈利的， 在考虑公司正常经营的流动资金需求后，公司应按照各 方提供流动资金借款 比例偿还各方借款。

If the Company makes a profit, the Company shall repay the borrowings to each party in proportion to the borrowings of working capital provided by each party after taking into account the working capital requirements for the normal operation of the Company.

11.3 公司在偿还甲方、乙方借款且弥补亏损和提取法定公积金后仍有盈余的， 利润分配以现金分 配方式实施，其中，扣除非经常性损益税后净利润率 5% 以内的净利润，按照届时股东持股比例 进行分配；净利润率超过 5%的利 润部分，按照鸿昌 40% 、鑫德福 60%的比例进行分配。

If the company still has surplus after repaying the loans of Party A and Party B, making up the losses and withdrawing the statutory reserve fund, the profit distribution shall be implemented in the form of cash distribution, in which the net profit margin after deducting non-recurring gains and losses within 5% shall be distributed according to the shareholding ratio of shareholders at that time; The profit portion of the net profit margin exceeding 5% shall be distributed according to the proportion of 40% for Hongchang and 60% for Xindefu.

11.4 公司如存在亏损的， 由乙方以现金方式补足， 经董事会一致确认的公司 因战略合作需要的 业务项目导致亏损的除外。

Any loss of the Company shall be made up by Party B in cash, except for the loss caused by the business projects required by strategic cooperation unanimously confirmed by the Board of Directors.

第十二条 股权 Equity

12.1 转让限制 Equity Transfer Restrictions

在甲方境外母公司 Hongchang International Co., Ltd 未成功实现转板美国 纳斯达克上市前， 未经甲方同意， 乙方不得直接或间接转让、质押或以其 他方式处分其持有的任何公司股权。

Prior to the successful uplisting of Party A’s offshore parent company, Hongchang International Co., Ltd., on NASDAQ, Party B shall not directly or indirectly transfer, pledge, or otherwise dispose of any equity interest in the Company without Party A’s prior written consent.

25 / 55

12.2 优先购买权 Right of First Refusal (ROFR)

12.2.1 除第 12.1 条的转让限制外， 乙方（ “售股股东 ” ）拟转让公司股 权的，其应在完成该等股 权转让前三十（30） 日给予甲方事先书面通 知（ “ 售股通知 ” ），载明该售股股东拟转让的股权 （ ℼ待售股权 ” ） 的数额、价格、 其他重要交易条件以及拟受让方的名称等情况。

Subject to the transfer restrictions under Section 12.1, if Party B (the “Selling Shareholder”) proposes to transfer any Company equity, it shall provide Party A with thirty (30) days’ prior written notice (“Transfer Notice”) before completing such transfer. The Transfer Notice shall specify:The quantity of equity to be transferred (“Offered Shares”); The proposed price;Other material terms; and The identity of the proposed transferee.

12.2.2 售股股东在此无条件且不可撤销地授予甲方（包括其继受人和受 让人）在不低于售股通知 中载明价格及其他重要交易条件的情况下， 优先购买全部（或任何部分） 待售股权的权利。为行 使其优先购买权， 甲方应在收到售股通知后三十（30） 日内（ “优先购买权期限 ” ） 向售股股东 和公司发出书面行权通知， 该通知应列明甲方就购买待 售股权提供的价格和其他重要交易条件 （不低于售股通知中载明的条款）以及其拟购买的待售股权的数量。

The Selling Shareholder hereby irrevocably grants Party A (including its successors and assigns) the right to purchase all or any portion of the Offered Shares on terms no less favorable than those stated in the Transfer Notice. To exercise this ROFR, Party A must deliver a written acceptance notice to the Selling Shareholder and the Company within thirty (30) days (“ROFR Period”), specifying:

26 / 55

12.3 共同出售权 Co-Sale Rights (Tag-Along Rights)

12.3.1 如甲方未根据第 12.2 条的规定行使优先购买权，则甲方有权按 照其共同出售权比例（见 下文定义） ，并以售股通知中规定的价格 与条件与售股股东一起向拟受让人出售其所持有的股权 （即甲方参 与共同出售的股权不应超过待售股权总数与共同出售权比例之乘 积）。 前述“共同出 售权比例 ” 系指甲方所持全部的公司股权占甲 方与售股股东所持全部的公司股权之和的比例。在 甲方行使共同出售权的情况下，售股股东可向拟受让方出售的待售股权的数量应相应减少。

If Party A does not exercise its Right of First Refusal under Section 12.2, Party A shall have the right to sell its equity shares (the “Co-Sale Shares”) to the proposed transferee together with the Selling Shareholder, at the same price and terms specified in the Transfer Notice. The number of Co-Sale Shares shall not exceed the product of (i) the total Offered Shares and (ii) the Co-Sale Ratio (as defined below). The “Co-Sale Ratio” means the proportion of Party A’s total equity holdings in the Company relative to the combined equity holdings of Party A and the Selling Shareholder. If Party A exercises its co-sale rights, the number of Offered Shares that the Selling Shareholder may sell to the proposed transferee shall be reduced accordingly.

12.3.2 为行使上述共同出售权， 甲方应在优先购买权期限期满后的二十 （20） 日内（ “共同出售 期限 ” ）向售股股东发出共同出售的书面 通知，载明在共同出售权比例范围内拟参与共同出售的 股权数额。

To exercise the co-sale rights, Party A must deliver a written notice (the “Co-Sale Notice”) to the Selling Shareholder within twenty (20) days after the expiration of the ROFR Period (“Co-Sale Period”), specifying the number of shares Party A elects to sell under the Co-Sale Ratio.

12.3.3 售股股东向拟受让人出售待售股权及甲方根据上述规定参与的共同出售，应在共同出售期 限届满后二十（20） 日内完成。

The sale of the Offered Shares by the Selling Shareholder and the Co-Sale Shares by Party A must be completed within twenty (20) days after the expiration of the Co-Sale Period.

27 / 55

12.3.4 待售股权的拟受让人应直接向甲方支付甲方因行使共同出售权 所应取得的转让价款。如拟 受让人拒绝从甲方购买其共同出售的股 权，则售股股东不得向该拟受让人出售任何待售股权， 除 非在出售待售股权的同时，该售股股东依据售股通知规定的价格与条件向甲 方购买共同出售权下 的全部股权。

The proposed transferee shall pay Party A directly for the Co-Sale Shares. If the proposed transferee refuses to purchase Party A’s Co-Sale Shares, the Selling Shareholder may not sell any Offered Shares to such transferee unless it simultaneously purchases all of Party A’s Co-Sale Shares at the price and terms specified in the Transfer Notice.

12.4 鸿昌股权转让 Transfer of Hongchang’s Equity

各方在此确认并一致同意， 鸿昌如因上市或其他资本市场重组需要， 将其 持有鸿福公司股权转让至其指定的第三方名下的， 乙方放弃优先购买权。

The Parties hereby acknowledge and agree that if Hongchang needs to transfer its equity in Hongfu Company to a designated third party for IPO or other capital market restructuring purposes, Party B waives its Right of First Refusal with respect to such transfer.

第十三条 投资终止及费用承担

Article 13 Investment Termination and Cost Allocation

13.1 公司成立前，如因不可归责于任何一方事由导致投资无法进行而须提 前终止的，各方收回其 投资款，互相不产生违约责任， 但因公司设立所 产生的债务由各方按其拟定的持股比例分担。

Before the establishment of the company, if the investment cannot be carried out due to reasons not attributable to any party and must be terminated before the establishment, the parties shall recover their investment funds and shall not be liable for breach of contract with each other, but the debts arising from the establishment of the company shall be shared by the parties according to their proposed shareholding ratio.

13.2 公司成立后， 甲方可以根据第五条、第九条约定单方终止合作， 以及乙 方违反第十条约定 的， 甲方可单方终止合作。甲方单方终止合作的， 公 司、乙方全部偿还甲方借款及承担赔偿责任 后，公司解散、终止。

After the establishment of the Company, Party A may unilaterally terminate the cooperation according to

Articles 5 and 9, or if Party B violates Treaty 10, Party A may unilaterally terminate the cooperation. If Party A unilaterally terminates the cooperation, the Company shall be dissolved and terminated after the Company and Party B repay the loan to Party A in full and assume the compensation liability.

28 / 55

13.3 公司解散、终止的，按照《公司法》所规定的清算、注销程序进行。

In case of dissolution or termination of the Company, the liquidation and cancellation procedures as stipulated in the Company Law shall be followed.

第十四条 各方声明和保证

Article 14 Representations and warranties of the parties

14.1 协议各方均为完全民事权利能力和民事行为能力的民事主体，并拥有合法的权利或授权签 订本协议。

Each party hereto is a civil subject with full capacity for civil rights and civil conduct, and has the legal right or authorization to enter into this Agreement.

14.2 协议各方投入公司的资金、资产、技术等，均为协议各方所拥有的合法 财产，且不涉及与 第三方的任何争议或纠纷。

The funds, assets and technologies invested by the parties to the Agreement into the Company shall be the legal property owned by the parties to the Agreement and shall not involve any dispute or dispute with any third party.

14.3 协议各方向公司提交的文件、资料等均是真实、准确和有效的。

第十五条 保密

Article 15 Confidentiality

15.1 协议各方在合作过程中应严格保守对方的商业秘密。本条所指商业秘 密包括但不限于协议 各方在合作中所涉及的、提供的、签署的全部资 料、信息，在合作过程中所产生的任何新信息、 新文件以及其他具有 保密性的信息，无论是书面的、口头的、图形的、电磁的或其他任何 形式的 信息。协议各方承诺不得因自身原因泄露对方商业秘密而使对 方商业信誉受到损害， 并确保不会 将该信息用于执行或履行其在本协 议中的权利或义务之外的其他目的。

Each party shall strictly keep the trade secrets of the other party during the cooperation. The trade secrets referred to in this Article include but are not limited to all the materials and information involved, provided and signed by the parties to the Agreement in the course of cooperation, as well as any new information, new documents and other confidential information generated in the course of cooperation, whether written, oral, graphic, electromagnetic or any other form of information. Each party hereto undertakes that it shall not disclose the other party’s trade secrets for its own reasons that will damage the business reputation of the other party, and shall ensure that it will not use such information for any purpose other than the execution or performance of its rights or obligations under this Agreement.

29 / 55

15.2 上述限制不适用于：The above restrictions shall not apply to:

15.2.1 在披露时已成为公众一般可取的资料和信息；

Materials and information which, at the time of disclosure, have become generally desirable to the public;

15.2.2 并非因接收方的过错在披露后已成为公众一般可取的资料 和信息；

Materials and information that have become generally desirable to the public after disclosure through no fault of the receiving party;

15.2.3 接收方可以证明在披露前其已经掌握， 并且不是从其他方直 接或间接取得的资料；

The receiving party can prove that the information is in its possession prior to the disclosure and is not directly or indirectly obtained from another party;

15.2.4 任何一方依照法律或其他适用法律及规则的要求，有义务向有关政府部门及监管机构披 露， 或任何一方因其正常经营所需， 向其直接法律顾问和财务顾问披露上述保密信息。

Either party is obliged to disclose the above confidential information to the relevant government authorities and regulatory authorities as required by law or other applicable laws and rules, or to its direct legal advisers and financial advisers as required by the normal operation of either party.

15.3 本保密条款的效力不因本协议的终止而终止。

The validity of this Confidentiality Clause shall not terminate upon termination of this Agreement.

第十六条 通知

Article 16 Notice

16.1 本协议要求任何一方发出的通知或其他通讯， 应用专人递送、快递或 传真发至其他方在下列的地址或其他方不时通知该方的其他指定地 址。通知被视为实际送达的日期， 应按如下确定：（a）专人递送或 通过快递发出的通知， 被通知人签收之日即视为已实际送达； 如被通 知人拒绝签收的， 被通知人拒绝签收之日即视为已实际送达； 如因无 法联系到被通知人等原因未签收的，则在被通知人未签收后的第 7 天， 即视为已实际送达； （b）用传真发送的通知，在有关文件的传送确认 单上所显示的接收时间视为已实际送达。

Notices or other communications required by this Agreement by either party shall be delivered by hand, Courier or facsimile to the other party at the address set out below or such other designated address as the other party may notify such party from time to time. The date on which a notice is deemed to have been actually delivered shall be determined as follows: (a) where a notice is delivered by hand or by Courier, it shall be deemed to have been actually delivered on the date on which the person so notified signs for receipt; If the notified party refuses to sign for receipt, the date on which the notified party refuses to sign for receipt shall be deemed to have been actually served; If it fails to sign for receipt due to the inability to contact the notified person or other reasons, it shall be deemed to have been actually delivered on the 7th day after the notified person fails to sign for receipt; (b) A notice sent by facsimile shall be deemed to have been actually served at the time of receipt shown on the confirmation of transmission of the relevant document.

（1） 鸿昌 Hongchang

联系地址 福建省福州市福清市城头镇东皋村元洪投资区原管 委会大楼二层

Address: 2nd Floor, Former Management Committee Building, Yuanhong Investment Zone, Donggao Village, Chengtou Town, Fuqing City, Fujian Province, China

联系人 Contact Person: 林增强 联系电话 Phone: [*]

传真 Fax:

（2） 鑫德福 Xindefu

联系地址 福建省福清市城头镇元洪工业园区海城路 28 号 A 区

Address:No. 28 Haicheng Road, Area A, Yuanhong Industrial Park, Chengtou Town, Fuqing City, Fujian Province, China

30 / 55

联系人 郑智彬

Contact Person: Zhibin Zheng

联系电话 Phone: [*]

传真 Fax: [*]

（3） 郑智彬 Zhibin Zheng

联系地址 福建省福清市城头镇元洪工业园区海城路 28 号 A 区

Address:No. 28 Haicheng Road, Area A, Yuanhong Industrial Park, Chengtou Town, Fuqing City, Fujian Province, China

联系人 郑智彬

Contact Person: Zhibin Zheng

联系电话 Phone: [*]

传真 Fax: [*]

（4）周秀华 Xiuhua Zhou 联系地址

Address 联系人

Contact Person

联系电话 Phone:

传真 Fax:

31 / 55

第十七条 协议的变更与解除

Article 17 Amendment and Termination

17.1 各方在以下情况，可变更或协商解除本协议：

The Parties may amend or terminate this Agreement under the following circumstances: （1） 协议各方一致同意；

Upon mutual written consent of all Parties;

（2） 发生不可抗力事件时或由于一方当事人虽无过失但无法防止的 外因，致使本协议无法履行，本协议解除。

If Force Majeure events or unforeseeable external causes beyond any Party’s control render this Agreement unperformable.

不可抗力事件是指不能预见、不能避免并不能克服的客观自然情况， 不包括政策法规环境的变化、社会动乱的发生、罢工等社会情况。

Force Majeure means objective natural circumstances that are unforeseeable, unavoidable, and insurmountable, excluding changes in policies/laws, social unrest, strikes, or other societal events.

不可抗力事件发生后， 协议各方均可在事件发生后的三天内书面通 知对方解除本协议，并各自负担此前有关本协议项下的支出。

Within three （3） days after a Force Majeure event, any Party may terminate this Agreement by written notice, with each Party bearing its own incurred expenses.

17.2 协议各方协商一致同意解除本协议，并已就协议解除后的善后事宜作 出妥当安排。

The Parties may terminate this Agreement by mutual consent if they have made proper arrangements for post-termination matters.

第十八条 违约责任

Article 18 Liability for Breach

18.1 如果本协议任何一方未按本协议的规定， 适当地、全面地履行其义务， 应当承担违约责任 及损失赔偿责任。任何一方未完全履行本协议约定义 务， 或违反承诺与保证约定，致使对方遭 受损失的， 违约方应赔偿或弥 补守约方所遭受的全部损失（包括不限于损失补偿金、诉讼费、 律师费 等）。

Any Party failing to fully perform its obligations shall compensate for all losses (including compensation, litigation fees, and attorney fees).

32 / 55

18.2 承诺方如违反第十条承诺的， 甲方有权追索，乙方应向甲方赔偿损失， 并向甲方支付其已 向公司投资的投资款总额（包括提供的流动资金及实缴的注册资本）的 20%作为违约金。

If Party B breaches Article 10, Party A may claim damages plus 20% of Party B’s total investment (including working capital and registered capital) as liquidated damages.

18.3 任何一方违反本协议约定， 造成其他守约方损失或影响公司成立、经营 的，应向其他守约 方承担赔偿责任。

Breaching Parties shall indemnify others for losses affecting the Company’s establishment or operations. 18.4 如任何一方未按本协议约定向公司缴纳注册资本的， 每逾期一 日，需向 守约方支付应缴纳 金额的千分之一的违约金。

Late capital contributions shall incur 0. 1% daily penalty of the overdue amount. 第十九条 争议解决

Article 19 Dispute Resolution

19.1 本协议的订立、效力、解释和履行， 以及本协议项下争议的解决， 均受 中国的法律的保护和管辖。

The conclusion, validity, interpretation and performance of this Agreement, as well as the settlement of disputes hereunder, shall be protected and governed by the laws of China.

33 / 55

19.2 在各方就本协议项下条款的解释和履行发生争议、纠纷或索赔（包括任 何关于本协议的存在、有效性或终止的问题）时，各方应善意地协商解 决该争议， 协商不成的， 任何一方均有权向本协议签署地人民法院提起 诉讼。

In the event of any dispute, dispute or claim (including any issue regarding the existence, validity or termination of the Agreement) arising between the parties in relation to the interpretation and performance of the terms hereunder, the parties shall negotiate in good faith to settle such dispute, if no agreement can be reached through negotiation, either party shall have the right to file a lawsuit with the People’s court at the place where the Agreement is executed.

第二十条 其他 Article 20 Others

20.1 公司的其他股东权益安排由公司章程另行予以规定，公司章程与本股 东协议内容不一致或 冲突的，以本协议约定内容为准。

Other shareholders’ rights and interests arrangements of the Company shall be separately stipulated in the articles of association of the Company. In case of any inconsistency or conflict between the Articles of association and the Shareholders’ Agreement, the contents agreed herein shall prevail.

20.2 若根据任何法律法规， 本协议的任何条款或其他规定无效、不合法或不 可执行，本协议的 所有其他条款和规定仍应保持其全部效力。

If any term or other provision of this Agreement is invalid, illegal or unenforceable under any laws and regulations, all other terms and provisions of this Agreement shall remain in full force and effect.

20.3 各方确认，本协议一经各方适当签署即构成了各方就本协议中内容所 达成的完整的协议及 共识， 即时具有法律效力， 并彻底取代各方在本协 议之前达成任何与本协议内容有关的全部 口 头或/和书面的协议及共识。

The parties acknowledge that this Agreement, once properly executed by the parties, constitutes the entire agreement and consensus between the parties with respect to the contents hereof and shall have immediate legal effect and completely supersede all oral or/and written agreements and consensus reached by the parties prior to this Agreement in connection with the contents hereof.

34 / 55

20.4 本协议的标题仅为方便阅读而设， 不应被用来解释、说明或在其他方面 影响本协议各项规 定的含义。

The headings in this Agreement are for ease of reading only and shall not be used to interpret, illustrate or otherwise affect the meaning of the provisions herein.

20.5 各方同意，本协议一方的股东或该方的名称、企业性质发生变更，不影 响本协议的效力， 各方仍需按照本协议的约定享有本协议项下的权利并 履行相应的义务。

The parties agree that the change of the shareholders of a party hereto or the name and nature of the enterprise of such party shall not affect the validity of this Agreement, and the parties shall still enjoy the rights and perform the corresponding obligations hereunder in accordance with the provisions hereof.

20.6 本协议未尽事宜， 协议各方应遵循诚实信用、公平合理的原则协商签订补充协议， 并积极 推进公司的设立工作。

For matters not covered herein, the parties shall negotiate and sign a supplementary agreement in good faith, fairness and reasonability, and actively promote the establishment of the Company.

20.7 本协议一式 三 份， 协议各方各执壹份， 自协议各方签字或盖章后生 效。

This Agreement is made in triplicate, with each party holding one copy and shall come into force upon signature or seal by each party.

20.8 本协议于 2024 年 月 日由协议各方在 福建省福清市 签署。 （以下无正文，为本协议 签署页）

This Agreement is signed by the parties in Fuqing City, Fujian Province on the date of 2024. (The following is the signing page of this Agreement without text)

35 / 55

（本页无正文，为《股东协议书》签署页）

This page is blank and serves as the signing page of the “Shareholders’ Agreement”.

甲方:福清市鸿昌食品有限公司 （盖章）

Party A: Fuqing Hongchang Food Co., LTD. (seal)

法定代表人或授权代表：林增强（签字）

Legal representative or authorized representative: /s/Zengqiang Lin

36 / 55

（本页无正文，为《股东协议书》签署页）

This page is blank and serves as the signing page of the “Shareholders’ Agreement”.

乙方一:福建省鑫德福农产品有限公司(盖章)

Party BI: Fujian Xindefu Agricultural Products Co., LTD. (seal)

法定代表人或授权代表：周秀华（签字）

Legal representative or authorized representative: /s/Xiuhua Zhou

37 / 55

（本页无正文，为《股东协议书》签署页）

This page is blank and serves as the signing page of the “Shareholders’ Agreement”.

乙方二: 郑智彬 （签字）

Party BII: /s/ Zhibin Zheng

38 / 55

（本页无正文，为《股东协议书》签署页）

This page is blank and serves as the signing page of the “Shareholders’ Agreement”.

乙方三: 周秀华（签字）

Party B III: /s/ Xiuhua Zhou

39 / 55

附件 1：保证与承诺

Appendix1: Warranties and Undertakings

郑智彬、周秀华、福建省鑫德福农产品有限公司、福州市新德福食品科技 有限公司、福州市兴德福食品有限公司（以下合称“承诺方” ）在此共同且连带 保证与承诺： 自鸿福食品（福建） 有限公司（最终以公司登记主管机关实际登记 的为准， 以下简称“ 鸿福公司” ）成立之日起， 承诺方将停止其原有相关业务经 营， 其所有相关业务由鸿福公司承接，保证其供应商、客户同意与鸿福公司签订 新的业务合同。承诺方在此进一步保证与承诺， 其不从事任何与鸿福公司相竞争 的业务。承诺方如违反以上承诺和保证， 造成鸿福公司或鸿昌公司损失的，承担 连带赔偿责任。

Zheng Zhibin, Zhou Xiuhua, Fujian Xindefu Agricultural Products Co., LTD., Fuzhou Xindefu Food Technology Co., LTD., Fuzhou Xingdefu Food Co., LTD. (hereinafter collectively referred to as the “undertakings”) hereby jointly and severallywarrant and undertake that: From the date of establishment of Hongfu Food (Fujian) Co., LTD. (ultimately subject to the actual registration by the competent company registration authority, hereinafter referred to as “Hongfu Company”), the Undertaking Party will cease its original relevant business operation, and all its relevant business will be undertaken by Hongfu Company, and guarantee that its suppliers and customers agree to enter into new business contracts with Hongfu Company. The Promising Party hereby further warrants and undertakes that it will not engage in any business in competition with Hongfu Company. If the promisee breaches the above undertakings and warranties and causes losses to Hongfu Company or Hongchang Company, it shall be jointly liable for compensation.

承诺方：郑智彬（签字）

Promisee:	/s/ Zhibin Zheng

周秀华（签字）
/s/ Xiuhua Zhou

福建省鑫德福农产品有限公司（盖章）

Fujian Xindefu Agricultural Products Co., LTD. (seal)

40 / 55

福州市新德福食品科技有限公司（盖章）

Fuzhou Xindefu Food Technology Co., LTD. (seal)

福州市兴德福食品有限公司（盖章）

Fuzhou Xingdefu Food Co., LTD. (seal)

41 / 55

附件2:核心员工名单

Appendix 2: List of key employees

序号 NO.	姓名 Name	现任鑫德福职务/'职位 current position of xindefu

1	郑智彬 Zhibin Zheng	总经理/实际控制人 General Manager/actual controller

2	周秀华 Xiuhua Zhou	鑫德福唯一登记股东 the sole registered shareholder

3	郑翔 Xiang Zheng	副总经理 Deputy General Manager

4	陈木仁 Muren Chen	副总经理 Deputy General Manager

5	何文韬 Wentao He	首席运营官 Chief Operating Officer

6	杨春林 Chunlin Yang	厂长 Director of the Factory

42 / 55

附件 3：不竞争承诺函

Appendix 3: Letter of Non-competition Undertaking

郑翔、陈木仁、何文韬、杨春林（以下称“承诺方” ）在此承诺并保证如下 条款，并且在鸿福公司成立后，其将与鸿福公司签署包含以下条款的不竞争协议：

Xiang Zheng, Muren Chen, Wentao He and Chunlin Yang (hereinafter referred to as the "Promisee") hereby undertake and warrant the following terms and that they will enter into a non-compete agreement with Hongfu Company upon the establishment of Hongfu Company containing the following terms:

1.不竞争 Non-competition

承诺方在此承诺并保证，在公司任职期间， 以及不再在公司任职后的十二个

（12）个月内， 承诺方及其直接或者间接控制的公司业务相竞争的实体， 除通过公司之外， 未 经鸿昌、鸿福公司事先书面同意，不会在中国以自身名义或代理身份， 直接或者 间接地：

The Promisee hereby undertakes and warrants that, during the term of office of the Company and for twelve (12) months after ceding office of the Company, the Promisee and the entities directly or indirectly controlled by the Company that compete with the business of the Company, except through the Company, without the prior written consent of Hongchang and Hongfu, will not, directly or indirectly, in their own names or as agents in China:

1） 受雇于任何竞争者（包括但不限于作为竞争者的董事、高级管理人员）；

to be employed by any competitor (including but not limited to directors and senior management as competitors);

2） 向任何竞争者进行任何形式的投资（包括但不限于， 成为该竞争者的所有 人、股东、实际控制人或以其他方式拥有其权益） ，或成立与公司存在竞争关系 的任何公司或其他商业组织；

make any form of investment in any competitor (including, but not limited to, becoming the owner, shareholder, de facto controller or otherwise having an interest in such competitor), or establish any company or other business organization that competes with the Company;

43 / 55

3） 与任何竞争者进行与公司主营业务相关的、损害公司利益的任何业务往 来（包括但不限于成为该竞争者的业务代理、供应商或分销商）；

to conduct any business dealings with any competitor related to the main business of the Company and detrimental to the interests of the Company (including but not limited to becoming the business agent, supplier or distributor of such competitor);

4） 为任何竞争者提供与业务相关的任何形式的咨询或意见；

Provide any form of consultation or advice related to the business for any competitor;

5）为任何竞争者的利益而从公司的客户、代理、供应商及/或独立承包商中招 揽业务， 或唆使公司的客户、代理、供应商及/或独立承包商终止与公司的合作。

Solicit business from the Company’s customers, agents, suppliers and/or independent contractors for the benefit of any competitor, or instil the Company’s customers, agents, suppliers and/or independent contractors to terminate their cooperation with the Company.

44 / 55

2.不招揽 No solicitation

承诺方在此均进一步承诺并保证， 在公司任职期间， 以及在其不再在公司任 职后的十二个（12）个月内， 承诺方及其直接或者间接控制的公司业务相竞争的实体， 不得促 使、寻求、诱使或者鼓励公司的任何员工离职， 或者雇用、聘用该等个人，或者 促使、寻求或者鼓励公司任何现有的或者潜在的客户、消费者、供应商、被许可 人或者许可人或者与公司有任何商业关系的人员终止或者修改该等业务关系，损 害公司利益。

The Promisee hereby further undertakes and warrants that, during the term of office of the Company and within twelve (12) months after he ceases to be in office of the Company, the Promisee and any entity directly or indirectly controlled by the Company that competes with the business of the Company shall not cause, seek, induce or encourage any employee of the Company to leave the Company, or employ or engage such individual, or cause, seek or encourage any existing or potential customers, consumers, suppliers, licensees or licensors of the Company or persons having any business relationship with the Company to terminate or modify such business relationship to the detriment of the interests of the Company.

承诺人（签字）： 郑翔

Promisee (signature) : /s/ Xiang Zheng

陈木仁 /s/ Muren Chen

何文韬 /s/ Wentao He

杨春林 /s/ Chunlin Yang

45 / 55

附件 4：固定资产清单

Appendix4: List of fixed assets

【 固定资产以各方于2024年 5 月 31 日前最终共同盘点确认的为准】

[Fixed Assets shall be subject to the final joint inventory confirmed by all parties on May 31, 2024]

[listed after joint inventory by all parties]

46 / 55

附件5:知识产权清单

Appendix5: List of intellectual property rights

商标名称/’围图形 Trademrk nam/graphic	注册号 Rlogistration number	注册类 别 registration category	有效期限 expiration date	权利受 限情况 L,imitation of rights
	15742470	田类-食 品 category y29- Food	2016 年 1月14日 至2026 年 1月13 日 January 14, 2016 to January 13, 2026	无 None

	15742530	31类-阿 料种子 catogory y31- Forage so eds	2016 年 1月14日 至2026 年 1月13 日 January 14, 2016 to January 13, 2026	无 None

	15742572	35类-广广 告销售 category35- Advortising salos	2016 年 1月14日 至2026 年 1月13 日 January 14, 2016 to January 13, 2026	无 None

	19716489	30类-·方方 便食品 category y30- Instant food	2017 年 6月7日 至 2027 年 6月6 日 June 7, 2017 to June 6, 2027 day	无 None

47 / 55

20298107	31类-阿 料种子 cate gor yy31- Forage so eds	2017 年 8月7日 至 2027 年 8月6 日 August 7, 2017 to August 6, 2027 day	无 None

71204358	30类-·方方 便食品 cate gor yy30- Instant food	2023 年 12月7日 至 2033 年 12月6 日 December 7, 2023 to December 6, 2033	无 None

19716413	43类--餐 饮住宿 cate gor y43- Food and Bover ag OAnd Ao comm dati on	2017 年 08月21日 至 2027 年 8月20 日 August 21, 2017 to August 20, 2027	无 None

48 / 55

附件 6： 注册商标独占许可合同

Appendix 6: Exclusive License Contract for Registered Trademarks

商标专用权人（甲方） ：福建省鑫德福农产品有限公司

Trademark owner (Party A) : Fujian Xindefu Agricultural Products Co., LTD

商标独占使用人（乙方）： 鸿福食品（福建） 有限公司（暂定名， 最终以工商登记的 为准）

Exclusive User of trademark (Party B) : Hongfu Food (Fujian) Co., LTD. (tentative name, subject to the final industrial and commercial registration)

根据《中华人民共和国民法典》《中华人民共和国商标法》《中华人民共和国商标法 实施条例》等相关规定， 甲、乙双方遵循自愿和诚实信用的原则， 经协商一致， 签署本合 同。

In accordance with the Civil Code of the People’s Republic of China, Trademark Law of the People’s Republic of China, Regulations on the Implementation of Trademark Law of the People’s Republic of China and other relevant provisions, Party A and Party B, in accordance with the principle of voluntariness, good faith and through consultation, enter into this contract.

第一条 授权范围

Article 1 Scope of Authorization

1.1 甲方将其合法注册登记的七项商标专用权（详见附件 5）无偿许可乙方独家使用及许可乙方再 许可第三方使用。

1.1 Party A shall grant Party B the exclusive use of the seven legally registered trademarks (see Appendix 5 for details) free of charge and permit Party B to sublicense a third party to use them.

1.2 商标注册号及标识详见附件 5。

1.2 Please refer to Appendix 5 for the trademark registration number and logo.

1.3 许可使用的期限自本合同签署之日起至将该全部商标无偿转让至乙方名下之日； 或， 如因合 作终止未转让至乙方的， 期限至合作终止之日。

1.3 The term of license shall be from the date of signing this Contract to the date of transferring all the trademarks to Party B free of charge; Or, if the transfer is not made to Party B due to termination of cooperation, the term shall expire on the date of termination of cooperation.

49 / 55

1.4 甲方许可乙方使用商标的地域范围： 中华人民共和国。

1.4 Party A permits Party B to use the trademark in the People’s Republic of China.

1.5 甲方许可乙方使用商标的形式为：在中华人民共和国区域行业内独占许可使用。 合同存续期 间， 甲方不在加工和销售鲜品猪肉及冷冻猪肉的行业同类产品上， 自 己使用或授权其他生产厂家

使用上述独占许可的商标专用权。

Party A shall license Party B to use the trademark in the form of exclusive license in the regional industry of the People’s Republic of China. During the term of this Contract, Party A shall not use or authorize other manufacturers to use the exclusive trademark right of the above exclusive license in processing and selling similar products of fresh pork and frozen pork.

第二条 双方权利和义务

Article 2 Rights and obligations of both parties

2.1 乙方不得任意改变甲方注册商标的文字、图形或者其组合，不得超越许可的产品 范围使用甲方 的注册商标。

Party B shall not arbitrarily change the words, graphics or their combination of Party A’s registered trademark, and shall not use Party A’s registered trademark beyond the scope of permitted products.

2.2 根据《中华人民共和国商标法》规定，乙方必须在使用甲方注册商标的商品上标 明乙方的企业 名称和产地。

In accordance with the Trademark Law of the People’s Republic of China, Party B must indicate Party B’s enterprise name and origin on the commodities using Party A’s registered trademark.

50 / 55

2.3 甲方对乙方的商标使用许可授权，是根据《中华人民共和国商标法》及《中华人 民共和国商标 法实施条例》的规定， 仅为提高乙方知名度、扩大市场占有率所进 行的企业形象和产品形象策划及 包装，是在法律许可下的合法授权并受到法律保 护。同时应当强调， 双方都是独立法人， 各自独 立承担法律责任； 甲、 乙各方的 债权、债务， 以及与本合同无关的法律责任均不得涉及对方； 甲、乙各方的债权、债务， 以及与本合同无关的其他法律纠纷和责任， 也均不能构成对各方的法 律连带责任。

Party A’s trademark licensing to Party B is based on the provisions of the Trademark Law of the People’s Republic of China and the Regulations on the Implementation of the Trademark Law of the People’s Republic of China, and the planning and packaging of corporate image and product image for the purpose of improving Party B’s popularity and expanding its market share. It is legally authorized under the law and is protected by law. At the same time, it should be emphasized that both parties are independent legal persons and bear legal liabilities independently. Party A and Party B’s creditor’s rights, debts and legal liabilities unrelated to this Contract shall not involve the other party; The creditor’s rights and debts of parties A and B, as well as other legal disputes and liabilities unrelated to this Contract, shall not constitute joint and several liabilities to the parties.

第三条 交易程序

Article 3 Transaction Procedures

3.1 双方签署《注册商标独占许可合同》根据中国的法规由商标代理机构递交国家知 识产权局商标 局备案。

Both parties sign the Exclusive License Contract for Registered Trademarks, which shall be submitted to the Trademark Office of the State Intellectual Property Office for record by the trademark agency according to the laws and regulations of China.

51 / 55

3.2 代理机构将双方签署的《注册商标独占许可合同》递交国家知识产权局商标局 后， 甲方所承担的义务全部完成。

After the agency submits the Registered Trademark Exclusive License Contract signed by both parties to the Trademark Office of the State Intellectual Property Office, all obligations undertaken by Party A shall be completed.

第四条 违约责任

Article 4 Liability for breach of contract

4.1 乙方对甲方商标的使用不能超越《注册商标独占许可合同》及其附件中规定的商 标类别、 商品种类、商标使用的地域、使用形式、使用期限等条件。

4.1 Party B’s use of Party A’s trademark shall not exceed the trademark category, commodity category, trademark use region, use form, use period and other conditions stipulated in the Exclusive License Contract for Registered Trademarks and its attachments.

4.2 甲方在许可合同的存续期间， 不能单方面终止乙方的商标使用权（但符合本合同 中“ 合同 终止条件” 的条款除外）。

4.2 During the term of the License Contract, Party A shall not unilaterally terminate Party B’s right to use the trademark (except in accordance with the provisions of “Contract termination Conditions” hereof).

4.3 双方如有违反本合同约定的， 违约方承担违约责任，违约金金额为 5 万元人民 币。

4.3 If both parties breach this Contract, the breaching party shall be liable for breach of contract and the amount of liquidated damages shall be RMB 50,000 Yuan.

52 / 55

第五条 其他

Article 5 Others

5.1 本合同经双方签署盖章后生效。

5.1 This Contract shall come into force upon being signed and sealed by both parties.

5.2 对合同有争议需要修改， 必须经过双方一致同意并以书面形式补充协议。

5.2 If the Contract needs to be modified due to disputes, it must be mutually agreed by both parties and supplemented in writing.

5.3 合同履行中若发生争议， 双方应友好协商解决，协商不成时， 甲乙双方可向合同 签署地 （福建省福清市） 所在地人民法院提起诉讼。

5.3 Any dispute arising from the performance of this Contract shall be settled by both parties through friendly negotiation. If no agreement can be reached through negotiation, both parties may file a lawsuit with the people’s court of the place where this Contract is signed (Fuqing City, Fujian Province).

5.4 本合同一式四份，根据《中华人民共和国商标法》和《中华人民共和国商标法实 施条例》 的规定，由甲方将合同副本报送国家知识产权局商标局备案； 由乙方将 合同副本交送注册地工 商局存查。

The Contract is made in quadruples. party A shall submit a copy of the Contract to the Trademark Office of the State Intellectual Property Office for filing in accordance with the provisions of the Trademark Law of the People’s Republic of China and the Regulations on the Implementation of the Trademark Law of the People’s Republic of China; Party B shall submit a copy of the contract to the industrial and commercial bureau of the registration place for record.

甲方（盖章）：___________	乙方（盖章）：___________

Party A (seal) :	Party B (seal) :

授权代表（签字）：林增强	授权代表（签字）：周秀华

Authorized Representative ( signature) : /s/ Zengjiang Lin	Authorized Representative (signature) : /s/ Xiuhua Zhou

2024年 5 月 8 日	2024年 5 月 8 日
8 May 2024	8 May 2024

53 / 55

附件7: 鑫德福租赁房产

Appendix:7: Xindefu Rental Property

房产 所有权人 Owner of property	物业位置 Location of property	房产证号 Real estate cert if ica te number	房产用途 Use of property	租赁面积 （平方米） Leased area (square meters）	租赁期限 Term of lease	租金 （元） Rent (RMB)
克马太平建设 开发（福建） 有限公司 Kema Taiping Construction & Development (Fujian) Co., Ltd.	福清市城 头镇东皋 村后俸村 2#厂房 Building 2, Houfeng Village , Donggao Village , Chengtou Town, Fuqing City	融房权证 R 字第 0102543 号 Real Estate Ownership Certificate R No. 0102543	食品工业生 产 Food Industry Production	3982	2021 年 4 月 1 日至 2031 年 3 月 31 日 From 1 April 2021 to 31 March 2031

租金： 按现状

第一年至第三

年每月每平方

米 8 元人民币

（但其中第 一

年的第 1 一

10 个月优惠

为每月每平方

米 4 元） ， 第

四年至第六年

每月每平方米

为 8.5 元，第

七年至第八年

每月每平方米

为 9 元，第九

年至第十年每

月每平方米

9.5 元出租给

承租方，每一

次支付 3 个月

租金（其中第

一笔租金须在

2021 年 4 月 1

日前支付给出

租方） ，银行

转账到出租方

账户 。如果承

租方不能按时

向出租方交纳

租金，那么应

缴未缴纳租金

月份的租金每

平方米自动增

加 1 元。

From April 1,

2021 to

March 31,

2031 Rent: RMB8 per

square

meter per

month from the first

year to the third year (except

that the

discount is RMB4 per

square

meter per

month for

months 1 to

10 of the first

year),

RMB8.5 per square

meter per month from

54 / 55

the fourth year to the sixth year, RMB 9 per

square

meter per

month from the seventh year to the eighth

year, and

RMB 9.5 per square

meter per

month from the ninth

year to the tenth year shall be

leased to

the lessee for 3

months at a time (the

first rent shall be

paid to the lessor

before

April 1,

2021), and the bank

transfer

shall be

made to the lessor’s

account.If the lessee fails to

pay the

rent to the lessor on

time, the

rent for

the unpaid rent month will be

automatical ly

increased by 1 yuan per square meter.

55 / 55